UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2007

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On April 26, 2007, The First Marblehead Corporation (the “Corporation”) announced its financial and operating results for the third quarter of fiscal 2007 and the nine-month period ended March 31, 2007.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Form 8-K under Items 2.02 and 7.01 (including exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01       Regulation FD Disclosure

The information disclosed under Item 2.02 of this current report on Form 8-K, and in the Corporation’s press release attached to this current report on Form 8-K as exhibit 99.1, is hereby incorporated by reference under this Item 7.01.

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits

The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1                           Press release entitled “First Marblehead Announces Third Quarter Fiscal 2007 Results,” issued by the Corporation on April 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: April 26, 2007	By:	/s/ John A. Hupalo
John A. Hupalo Senior Executive Vice President, Chief Financial Officer and Group Head, Capital Markets

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “First Marblehead Announces Third Quarter Fiscal 2007 Results,” issued by the Corporation on April 26, 2007